--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER       [LOGO APPEARS HERE]            November 1999
Securitized Products Group


--------------------------------------------------------------------------------

                          Approximately $370,000,000

                  Saxon Asset Securities Trust, Series 1999-4


                             Saxon Mortgage, Inc.
                          Seller and Master Servicer

                       Meritech Mortgage Services, Inc.
                                   Servicer

                            Transaction Highlights
                            ----------------------

-----------------------------------------------------------------------------------------------------------------------------------
              Approx                                                         Average Life
            Class Size   Tranche Type /      Subordination  Expected Ratings   (years)
Class/(1)/ ($millions)  Collateral Group          %         (Moody's / S&P)    Approx.     Legal Final/(2)/  Spread    Benchmark
===================================================================================================================================
  A1        303,437     Floater / ARM            82.00%        Aaa / AAA       2.4384       *30 Years                1-month LIBOR
  M1         27,568   Floater Mezzanine / ARM     7.45%        Aa2 / AA        4.5406       *30 Years                1-month LIBOR
  M2         20,340   Floater Mezzanine / ARM     5.50%         A2 / A         4.4968       *30 Years                1-month LIBOR
  B1         18,655    Floater Subordinate /      5.04%       Baa2 / BBB       4.4773       *30 Years                1-month LIBOR
                                ARM
-----------------------------------------------------------------------------------------------------------------------------------
  Total    $ 370.00                               --             --             --             --            --             --
-----------------------------------------------------------------------------------------------------------------------------------

     (1) All numbers are approximate
     (2) The Legal Final date is as of the date of prefunding, which can be 1-90 days after settlement

     Seller and Master Servicer:  Saxon Mortgage, Inc.

     Servicer:                    Meritech Mortgage Services, Inc.

     Trustee:                     Chase Bank of Texas, NA

     Managers:                    MORGAN STANLEY DEAN WITTER

     Collateral:                  Floating-rate conventional home equity loans
                                  secured by first lien mortgages. See
                                  "Collateral Description" within for more detail.

     Prepayment Speed:

     Floating-Rate Certificates:  All classes are priced at 100% of the prepayment assumption ("PPC"). 100% PPC
                                  describes prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.476% CPR per month to 35% CPR in month 22, and remaining at 35% CPR thereafter.

     Expected Pricing Date:       {September  17, 1999}

     Expected Settlement:         On or before November 23rd, 1999, through DTC,
                                  Euroclear and CEDEL.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS, SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide, In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

* = Less than or equal to.

                            Transaction Highlights
                            ----------------------
                                  (continued)


Distribution Dates:         The 25th of each month, beginning December 1999.
                            First coupon will be set TWO business days before settlement date.


Adjustable Rate Available   All of the classes are subject to an available
Funds Cap:                  funds cap. The cap is calculated as the total
                            scheduled interest for the related due period on the loans less the monthly servicing fee and the master servicing fee (totaling approximately
                            0.55%) divided by the outstanding certificate principal balance (divided by actual/360).
                            Shortfalls due to this available funds cap WILL be carried forward (but will not earn interest).

Carryover Amount:           If on any Distribution Date the Pass Through Rate
                            for a Class of the Certificates is based on the Available Funds Cap, the excess of (i) the amount of interest that such Class would have been entitled to receive on such Distribution Date based on LIBOR plus the Applicable Spread (but not more than the weighted average of the maximum lifetime net
                            Mortgage Interest Rates) over (ii) the amount of interest such Class received on such Distribution
                            Date based on the Available Funds Cap, together with the unpaid portion of any such excess from prior
                            Distribution Dates (and interest accrued thereon at the then applicable Pass Through Rate, without giving effect to the Available Funds Cap)

Interest Carry Forward:     Any interest due but not paid to the certificates is
                            carried forward and paid in future periods to the extent interest funds are available. Any Interest
                            Carry Forward amount WILL earn interest at the current certificate rate.

Clean-up Call:              10% of original aggregate mortgage loan principal
                            balance

Coupon Step Up:             After the Clean-up Date and should the 10% Clean-up
                            Call not be exercised the spread to LIBOR on Classes
                            {?} will double, and the spread to LIBOR on Classes
                            {?} will increase by 50% as an incentive for Saxon to call the bonds.

Prefunding:                 At closing, the Depositor may deposit funds into a
                            Prefunding Account to be used to purchase additional mortgage loans during a set period (not to exceed 90 days). Any amounts remaining in the account at the end of the period will be distributed as a prepayment of principal to the holders of the Certificates.

Tax Status:                 REMIC

ERISA Eligibility:          The senior certificates are ERISA eligible; All
                            other Certificate Classes are NOT ERISA eligible.

SMMEA Eligibility:          Only the Class AV-1 and MV-1 certificates are SMMEA
                            eligible.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS, SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROPSECTUS AND PROSPECTUS SULLPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide, In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

               MORGAN STANLEY DEAN
               WITTER

               Saxon 1999-4

               All records
               1,715 records
               Balance: 205,746,214



                           Aggregate Scheduled Principal Balances:
                                                    205,746,214.29
                   Average Scheduled Principal Balance: 119,968.64
                        Min Scheduled Principal Balance: 16,418.45
                       Max Scheduled Principal Balance: 665,000.00

                    Weighted Average Coupon (One Year CMTs): 9.666
                       Weighted Average Coupon (2/28 LIBOR): 9.971
                      Weighted Average Coupon (3/27 LIBOR): 10.115
                        Weighted Average Coupon (Six Month LIBOR):
                                                             8.447

                    Weighted Average Margin (One Year CMTs): 6.558
                       Weighted Average Margin (2/28 LIBOR): 6.406
                       Weighted Average Margin (3/27 LIBOR): 6.336
                  Weighted Average Margin (Six Month LIBOR): 6.029

                                   Weighted Average Coupon: 10.009
                                                 Min Coupon: 5.850
                                                Max Coupon: 13.990

                             Weighted Average Maximum Rate: 16.573
                                          Min Maximum Rate: 12.850
                                          Max Maximum Rate: 20.000

                              Weighted Average Minimum Rate: 9.872
                                           Min Minimum Rate: 4.950
                                          Max Minimum Rate: 13.990

                       Weighted Average Original LTV Ratio: 79.644

                     Weighted Average Remaining Amortization Term:
                                                            357.79
                                     Min Remaining Amort Term: 265
                                     Max Remaining Amort Term: 360

                                                 % 2nd Liens: 0.00

                                   % Single Family Detached: 78.16
                                    % Single Family Attached: 1.18
                                                       % PUD: 9.10
                                              % Condominimum: 4.61
                                                % 2-4 Family: 4.77

                              % Townhouses: 0.65
                       % Manufactured Home: 1.52

       Weighted Average Servicing Fee Rate: 0.50




                   Saxon Credit Grade

----------------------------------------------------------------------------------------------
Saxon Credit           Number of         Number of            Current             Current
Grade                    Loans            Loans(%)          Balances($)          Balance(%)
----------------------------------------------------------------------------------------------
A+                             13               0.76            1,491,072                0.72
----------------------------------------------------------------------------------------------
A                              76               4.43           11,812,715                5.74
----------------------------------------------------------------------------------------------
A-                            730              42.57           99,067,048               48.15
----------------------------------------------------------------------------------------------
B                             483              28.16           54,227,100               26.36
----------------------------------------------------------------------------------------------
C                             327              19.07           30,449,638               14.80
----------------------------------------------------------------------------------------------
D                              86               5.01            8,698,641                4.23
----------------------------------------------------------------------------------------------
Total:                      1,715             100.00          205,746,214              100.00
----------------------------------------------------------------------------------------------



1. Current Scheduled Principal Balance($)

------------------------------------------------------------------------
                                       Number of         Scheduled
Current Scheduled                      Mortgage          Principal
Principal Balance($)                   Loans(%)          Balance(%)
------------------------------------------------------------------------
0.01 - 25,000.00                               0.82                0.15
------------------------------------------------------------------------
25,000.01 - 50,000.00                         10.67                3.61
------------------------------------------------------------------------
50,000.01 - 75,000.00                         21.63               11.37
------------------------------------------------------------------------
75,000.01 - 100,000.00                        16.91               12.29
------------------------------------------------------------------------
100,000.01 - 150,000.00                       27.06               27.63
------------------------------------------------------------------------
150,000.01 - 200,000.00                       10.55               15.12
------------------------------------------------------------------------
200,000.01 - 250,000.00                        6.18               11.50
------------------------------------------------------------------------
250,000.01 - 300,000.00                        2.68                6.17
------------------------------------------------------------------------
300,000.01 - 350,000.00                        1.11                2.97
------------------------------------------------------------------------
350,000.01 - 400,000.00                        0.93                2.97
------------------------------------------------------------------------
400,000.01 - 450,000.00                        0.58                2.08
------------------------------------------------------------------------
450,000.01 - 500,000.00                        0.29                1.19
------------------------------------------------------------------------
500,000.01 - 550,000.00                        0.12                0.52
------------------------------------------------------------------------
550,000.01 - 600,000.00                        0.17                0.87
------------------------------------------------------------------------
600,000.01 - 650,000.00                        0.12                0.62
------------------------------------------------------------------------
650,000.01 - 700,000.00                        0.17                0.96
------------------------------------------------------------------------
Totals:                                      100.00              100.00
------------------------------------------------------------------------

                                Minimum: 16,418
                               Maximum: 665,000
                               Average: 119,969

    2. Current Mortgage Interest Rate(%)

---------------------------------------------------------------------------
Current                                    Number of         Scheduled
Mortgage Interest                          Mortgage          Principal
Rate(%)                                    Loans(%)          Balance(%)
---------------------------------------------------------------------------
5.51 - 6.00                                       0.06                0.11
---------------------------------------------------------------------------
7.01 - 7.50                                       0.17                0.15
---------------------------------------------------------------------------
7.51 - 7.75                                       0.35                0.42
---------------------------------------------------------------------------
7.76 - 8.00                                       0.99                1.45
---------------------------------------------------------------------------
8.01 - 8.25                                       1.52                1.86
---------------------------------------------------------------------------
8.26 - 8.50                                       1.98                2.93
---------------------------------------------------------------------------
8.51 - 8.75                                       3.62                4.52
---------------------------------------------------------------------------
8.76 - 9.00                                       5.89                6.90
---------------------------------------------------------------------------
9.01 - 9.25                                       5.71                6.82
---------------------------------------------------------------------------
9.26 - 9.50                                       7.00                8.19
---------------------------------------------------------------------------
9.51 - 9.75                                       8.05                8.77
---------------------------------------------------------------------------
9.76 - 10.00                                     12.65               14.73
---------------------------------------------------------------------------
10.01 - 10.25                                     6.65                6.13
---------------------------------------------------------------------------
10.26 - 10.50                                     9.91                8.86
---------------------------------------------------------------------------
10.51 - 10.75                                     7.93                6.23
---------------------------------------------------------------------------
10.76 - 11.00                                     9.74                8.92
---------------------------------------------------------------------------
11.01 - 11.25                                     3.67                2.84
---------------------------------------------------------------------------
11.26 - 11.50                                     4.02                3.28
---------------------------------------------------------------------------
11.51 - 11.75                                     2.80                2.20
---------------------------------------------------------------------------
11.76 - 12.00                                     2.92                1.99
---------------------------------------------------------------------------
12.01 - 12.25                                     1.17                0.88
---------------------------------------------------------------------------
12.26 - 12.50                                     1.63                0.95
---------------------------------------------------------------------------
12.51 - 12.75                                     0.87                0.49
---------------------------------------------------------------------------
12.76 - 13.00                                     0.52                0.27
---------------------------------------------------------------------------
13.26 - 13.50                                     0.06                0.05
---------------------------------------------------------------------------
13.76 - 14.00                                     0.12                0.05
---------------------------------------------------------------------------
Totals:                                         100.00              100.00
---------------------------------------------------------------------------

                                Minimum: 5.8500
                               Maximum: 13.9900
                      Weighted Average: 10.0095

    3. Maximum Lifetime Mortgage Interest
                                  Rate(%)
-----------------------------------------------------------
Maximum Lifetime              Number of        Scheduled
Mortgage Interest             Mortgage         Principal
Rate(%)                       Loans(%)         Balance(%)
-----------------------------------------------------------
12.500 - 12.999                    0.06                0.11
-----------------------------------------------------------
13.000 - 13.499                    0.12                0.10
-----------------------------------------------------------
13.500 - 13.999                    0.99                1.23
-----------------------------------------------------------
14.000 - 14.499                    1.57                2.29
-----------------------------------------------------------
14.500 - 14.999                    5.66                6.14
-----------------------------------------------------------
15.000 - 15.499                    8.57                9.67
-----------------------------------------------------------
15.500 - 15.999                   14.11               17.12
-----------------------------------------------------------
16.000 - 16.499                    9.10                9.50
-----------------------------------------------------------
16.500 - 16.999                   18.66               18.91
-----------------------------------------------------------
17.000 - 17.499                   10.03                9.56
-----------------------------------------------------------
17.500 - 17.999                   16.09               14.05
-----------------------------------------------------------
18.000 - 18.499                    5.77                4.79
-----------------------------------------------------------
18.500 - 18.999                    5.48                4.05
-----------------------------------------------------------
19.000 - 19.499                    2.16                1.55
-----------------------------------------------------------
19.500 - 19.999                    1.57                0.90
-----------------------------------------------------------
20.000 - 20.499                    0.06                0.02
-----------------------------------------------------------
Totals:                          100.00              100.00
-----------------------------------------------------------

                   Minimum: 12.8500
                   Maximum: 20.0000
          Weighted Average: 16.5729




    4. Minimum Lifetime Mortgage Interest Rate(%)

-----------------------------------------------------------
Minimum Lifetime            Number of         Scheduled
Mortgage Interest           Mortgage          Principal
Rate(%)                     Loans(%)          Balance(%)
-----------------------------------------------------------
4.500 - 4.999                      0.12                0.24
-----------------------------------------------------------
5.000 - 5.499                      0.23                0.35
-----------------------------------------------------------
5.500 - 5.999                      0.29                0.33
-----------------------------------------------------------
6.000 - 6.499                      0.41                0.75
-----------------------------------------------------------
6.500 - 6.999                      0.82                0.92
-----------------------------------------------------------
7.000 - 7.499                      0.99                1.10
-----------------------------------------------------------
7.500 - 7.999                      2.39                2.87
-----------------------------------------------------------
8.000 - 8.499                      2.57                3.10
-----------------------------------------------------------
8.500 - 8.999                      8.86               10.53
-----------------------------------------------------------
9.000 - 9.499                     10.15               12.15
-----------------------------------------------------------
9.500 - 9.999                     21.17               24.18
-----------------------------------------------------------
10.000 - 10.499                   12.94               12.00
-----------------------------------------------------------
10.500 - 10.999                   20.12               17.05
-----------------------------------------------------------
11.000 - 11.499                    7.46                6.23
-----------------------------------------------------------
11.500 - 11.999                    6.71                5.24
-----------------------------------------------------------
12.000 - 12.499                    2.62                1.81
-----------------------------------------------------------
12.500 - 12.999                    1.87                1.02
-----------------------------------------------------------
13.000 - 13.499                    0.12                0.03
-----------------------------------------------------------
13.500 - 13.999                    0.17                0.10
-----------------------------------------------------------
Totals:                          100.00              100.00
-----------------------------------------------------------

                  Minimum: 4.9500
                 Maximum: 13.9900
       Weighted Average: 9.872046

              5. Next Interest Adjustment Date

-------------------------------------------------------------------------------
                                                 Number of         Scheduled
Next Interest                                    Mortgage          Principal
Adjustment Date                                  Loans(%)          Balance(%)
-------------------------------------------------------------------------------
December 1999                                           0.12               0.21
-------------------------------------------------------------------------------
January 2000                                            0.17               0.23
-------------------------------------------------------------------------------
February 2000                                           0.06               0.03
-------------------------------------------------------------------------------
March 2000                                              0.47               0.48
-------------------------------------------------------------------------------
April 2000                                              0.41               0.54
-------------------------------------------------------------------------------
May 2000                                                0.17               0.17
-------------------------------------------------------------------------------
September 2000                                          0.06               0.17
-------------------------------------------------------------------------------
October 2000                                            0.41               0.86
-------------------------------------------------------------------------------
November 2000                                           0.35               0.49
-------------------------------------------------------------------------------
March 2001                                              0.06               0.06
-------------------------------------------------------------------------------
April 2001                                              0.52               0.85
-------------------------------------------------------------------------------
May 2001                                                1.92               2.18
-------------------------------------------------------------------------------
June 2001                                               1.34               1.71
-------------------------------------------------------------------------------
July 2001                                               5.31               5.36
-------------------------------------------------------------------------------
August 2001                                             7.06               7.00
-------------------------------------------------------------------------------
September 2001                                         18.54              16.51
-------------------------------------------------------------------------------
October 2001                                           14.99              13.28
-------------------------------------------------------------------------------
November 2001                                           3.44               3.18
-------------------------------------------------------------------------------
April 2002                                              0.29               0.15
-------------------------------------------------------------------------------
May 2002                                                0.23               0.28
-------------------------------------------------------------------------------
June 2002                                               0.64               0.70
-------------------------------------------------------------------------------
July 2002                                               1.52               1.75
-------------------------------------------------------------------------------
August 2002                                             4.43               4.69
-------------------------------------------------------------------------------
September 2002                                         13.18              14.98
-------------------------------------------------------------------------------
October 2002                                           16.97              17.13
-------------------------------------------------------------------------------
November 2002                                           7.35               7.03
-------------------------------------------------------------------------------
Totals:                                               100.00             100.00
-------------------------------------------------------------------------------

                           Minimum: 1999-12-01
                           Maximum: 2002-11-01
                  Weighted Average: 2002-02-05

                           6. Gross Margin (%)

-------------------------------------------------------------------------------
                                                 Number of         Scheduled
                                                 Mortgage          Principal
Gross Margin (%)                                 Loans(%)          Balance(%)
-------------------------------------------------------------------------------
3.000 - 3.999                                           0.12               0.10
-------------------------------------------------------------------------------
4.000 - 4.999                                           2.45               2.59
-------------------------------------------------------------------------------
5.000 - 5.999                                          21.87              25.26
-------------------------------------------------------------------------------
6.000 - 6.999                                          46.71              46.82
-------------------------------------------------------------------------------
7.000 - 7.999                                          25.66              23.06
-------------------------------------------------------------------------------
8.000 - 8.999                                           3.09               2.12
-------------------------------------------------------------------------------
9.000 - 9.999                                           0.12               0.05
-------------------------------------------------------------------------------
Totals:                                               100.00             100.00
-------------------------------------------------------------------------------

                               Minimum: 3.7500
                               Maximum: 9.6500
                      Weighted Average: 6.3690




           7. Original Loan-to-Value Ratio (%)

-------------------------------------------------------------------------------
Original                                         Number of         Scheduled
Loan-to-Value                                    Mortgage          Principal
Ratio (%)                                        Loans(%)          Balance(%)
-------------------------------------------------------------------------------
20.001 - 25.000                                        0.12                0.15
-------------------------------------------------------------------------------
25.001 - 30.000                                        0.12                0.07
-------------------------------------------------------------------------------
30.001 - 35.000                                        0.23                0.17
-------------------------------------------------------------------------------
35.001 - 40.000                                        0.41                0.26
-------------------------------------------------------------------------------
40.001 - 45.000                                        0.35                0.20
-------------------------------------------------------------------------------
45.001 - 50.000                                        1.05                1.10
-------------------------------------------------------------------------------
50.001 - 55.000                                        1.11                0.91
-------------------------------------------------------------------------------
55.001 - 60.000                                        2.04                1.81
-------------------------------------------------------------------------------
60.001 - 65.000                                        5.77                4.33
-------------------------------------------------------------------------------
65.001 - 70.000                                        7.46                7.05
-------------------------------------------------------------------------------
70.001 - 75.000                                       11.43               11.41
-------------------------------------------------------------------------------
75.001 - 80.000                                       28.34               28.54
-------------------------------------------------------------------------------
80.001 - 85.000                                       21.11               21.48
-------------------------------------------------------------------------------
85.001 - 90.000                                       20.41               22.46
-------------------------------------------------------------------------------
90.001 - 95.000                                        0.06                0.07
-------------------------------------------------------------------------------
Totals:                                              100.00              100.00
-------------------------------------------------------------------------------

                                Minimum: 21.37
                                Maximum: 90.13
   Weighted Average by Original Balance: 79.65




                             8. Occupancy Type



-------------------------------------------------------------------------------
                                                 Number of         Scheduled
                                                 Mortgage          Principal
Occupancy Type                                   Loans(%)          Balance(%)
-------------------------------------------------------------------------------
Primary Home                                          93.99               95.91
-------------------------------------------------------------------------------
Second Home                                            0.52                0.46
-------------------------------------------------------------------------------
Investor                                                5.48               3.64
-------------------------------------------------------------------------------
Totals:                                               100.00             100.00
-------------------------------------------------------------------------------



                       9.  Origination Program

-------------------------------------------------------------------------------
                                                 Number of         Scheduled
                                                 Mortgage          Principal
Origination Program                              Loans(%)          Balance(%)
-------------------------------------------------------------------------------
Full Documentation                                     79.94              77.49
-------------------------------------------------------------------------------
Limited Documentation                                   3.62               4.70
-------------------------------------------------------------------------------
Stated Documentation                                   16.44              17.80
-------------------------------------------------------------------------------
Totals:                                               100.00             100.00
-------------------------------------------------------------------------------




                     10. Mortgage Loan Purpose

-------------------------------------------------------------------------------
                                                 Number of         Scheduled
                                                 Mortgage          Principal
Mortgage Loan Purpose                            Loans(%)          Balance(%)
-------------------------------------------------------------------------------
Purchase                                               43.44              41.91
-------------------------------------------------------------------------------
Refinance (cash-out)                                   45.77              46.74
-------------------------------------------------------------------------------
Refinance (no cash-out)                                10.79              11.35
-------------------------------------------------------------------------------
Totals:                                               100.00             100.00
-------------------------------------------------------------------------------

    11. Property Types of Mortgaged Properties

-------------------------------------------------------------------------------
                                                 Number of         Scheduled
                                                 Mortgage          Principal
Property Type                                    Loans(%)          Balance(%)
-------------------------------------------------------------------------------
Single Family Attached                                  1.57               1.18
-------------------------------------------------------------------------------
Single Family Detached                                 78.48              78.16
-------------------------------------------------------------------------------
Townhouses                                              0.64               0.65
-------------------------------------------------------------------------------
Low-Rise Condo                                          5.19               4.45
-------------------------------------------------------------------------------
High-Rise Condo                                         0.23               0.17
-------------------------------------------------------------------------------
2-4 Family                                              5.25               4.77
-------------------------------------------------------------------------------
PUD                                                     6.06               9.10
-------------------------------------------------------------------------------
Manufactured Housing                                    2.57               1.52
-------------------------------------------------------------------------------
Totals:                                               100.00             100.00
-------------------------------------------------------------------------------

                              12. Loan Types

-------------------------------------------------------------------------------
                                               Number of        Scheduled
                                               Mortgage         Principal
Loan Types                                     Loans(%)         Balance(%)
-------------------------------------------------------------------------------
One Year CMT                                        0.52              1.14
-------------------------------------------------------------------------------
2/28 LIBOR                                         53.41             50.48
-------------------------------------------------------------------------------
3/27 LIBOR                                         44.66             46.73
-------------------------------------------------------------------------------
Six Month LIBOR                                     1.40              1.65
-------------------------------------------------------------------------------
Totals:                                           100.00            100.00
-------------------------------------------------------------------------------


             13. Remaining Amortization Term
                                    (Months)

-------------------------------------------------------------------------------
Remaining                                      Number of        Scheduled
Amortization                                   Mortgage         Principal
Term (Months)                                  Loans(%)         Balance(%)
-------------------------------------------------------------------------------
265 - 276                                           0.06              0.03
-------------------------------------------------------------------------------
301 - 312                                           0.06              0.03
-------------------------------------------------------------------------------
325 - 336                                           0.12              0.06
-------------------------------------------------------------------------------
337 - 348                                           0.87              1.04
-------------------------------------------------------------------------------
349 - 360                                          98.89             98.84
-------------------------------------------------------------------------------
Totals:                                           100.00            100.00
-------------------------------------------------------------------------------
                                Minimum: 265
                                Maximum: 360
              Weighted Average: 357.78584268



          14. State Distribution of Mortgage
                                    Premises
-------------------------------------------------------------------------------
                                               Number of        Scheduled
State Distribution                             Mortgage         Principal
of Mortgage Premises                           Loans(%)         Balance(%)
-------------------------------------------------------------------------------
Alaska                                              0.41              0.34
-------------------------------------------------------------------------------
Arizona                                             2.97              2.46
-------------------------------------------------------------------------------
Arkansas                                            0.64              0.40
-------------------------------------------------------------------------------

California                                    20.58              29.57
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Colorado                                       4.78               5.54
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Connecticut                                    1.05               0.99
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Delaware                                       0.29               0.29
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Florida                                        3.62               3.07
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Georgia                                        1.98               2.13
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Hawaii                                         1.22               2.38
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Idaho                                          1.05               0.69
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Illinois                                       5.60               5.77
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Indiana                                        2.62               1.52
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Iowa                                           0.47               0.30
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Kansas                                         0.82               0.77
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Kentucky                                       1.34               0.93
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Louisiana                                      0.99               0.73
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Maine                                          0.12               0.04
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Maryland                                       0.99               1.18
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Massachusetts                                  0.58               0.65
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Michigan                                       5.13               3.35
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Minnesota                                      1.92               1.57
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Mississippi                                    0.17               0.09
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Missouri                                       2.86               1.89
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Montana                                        0.12               0.09
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Nebraska                                       0.06               0.03
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Nevada                                         1.40               1.19
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New Hampshire                                  0.06               0.05
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New Jersey                                     0.99               1.06
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New Mexico                                     0.64               0.60
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New York                                       0.99               1.29
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North Carolina                                 2.97               1.98
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North Dakota                                   0.12               0.08
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Ohio                                           5.07               3.22
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Oklahoma                                       1.11               0.84
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Oregon                                         2.97               3.27
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Pennsylvania                                   2.10               1.80
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Rhode Island                                   0.23               0.21
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South Carolina                                 0.47               0.36
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Tennessee                                      0.87               0.83
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Texas                                          5.77               4.74
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Utah                                           2.45               2.24
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Vermont                                        0.06               0.05
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Virginia                                       2.22               2.99
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Washington                                     4.96               5.23
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West Virginia                                  0.12               0.06
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Wisconsin                                      2.04               1.17
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Totals:                                      100.00             100.00
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